Utz Brands, Inc. Second Quarter 2025 Earnings Presentation July 31, 2025

Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as "may," "can," "should," "will," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target," "goal," "on track," or other similar words, phrases or expressions. These forward-looking statements include future plans for Utz Brands, Inc. (“the Company”), including updated outlook for fiscal 2025, plans related to the transformation of the Company’s supply chain, the Company’s product mix, the Company's expectations regarding its level of indebtedness and associated interest expense impacts; the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; the Company’s future capital structure; future opportunities for the Company; the effects of tariffs, inflation or supply chain disruptions on the Company or its business; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Some factors that could cause actual results to differ include, without limitation: our operation in an industry with high levels of competition and consolidation; our reliance on key customers and ability to obtain favorable contractual terms and protections with customers; changes in demand for our products driven by changes in consumer preferences and tastes or our ability to innovate or market our products effectively; changes in consumers’ loyalty to our brands due to factors beyond our control; impacts on our reputation caused by concerns relating to the quality and safety of our products, ingredients, packaging, or processing techniques; the potential that our products might need to be recalled if they become adulterated or are mislabeled; the loss of retail shelf space and disruption to sales of food products due to changes in retail distribution arrangements; our reliance on third parties to effectively operate both our direct-to-warehouse delivery system and our direct- store-delivery network system; the evolution of e-commerce retailers and sales channels; disruption to our manufacturing operations, supply chain, or distribution channels; the effects of inflation, including rising labor costs; shortages of raw materials, energy, water, and other supplies; changes in the legal and regulatory environments in which we operate, including with respect to tax legislation such as the One Big Beautiful Bill Act; potential liabilities and costs from litigation, claims, legal or regulatory proceedings, inquiries, or investigations into our business; potential adverse effects or unintended consequences related to the implementation of our growth strategy; our ability to successfully identify and execute acquisitions or dispositions and to manage integration or carve out issues following such transactions; the geographic concentration of our markets; our ability to attract and retain highly skilled personnel (including risks associated with our recently announced executive leadership transition); impairment in the carrying value of goodwill or other intangible assets; our ability to protect our intellectual property rights; disruptions, failures, or security breaches of our information technology infrastructure; climate change or legal, regulatory or market measures to address climate change; our exposure to liabilities, claims or new laws or regulations with respect to environmental matters; the increasing focus and opposing views, legislation and expectations with respect to ESG initiatives; restrictions on our operations imposed by covenants in our debt instruments; our exposure to changes in interest rates; adverse impacts from disruptions in the worldwide financial markets, including on our ability to obtain new credit; our exposure to any new or increased income or product taxes; pandemics, epidemics or other disease outbreaks; our exposure to changes to trade policies and tariff and import/export regulations by the United States and other jurisdictions; potential volatility in our Class A Common Stock caused by resales thereof; our dependence on distributions made by our subsidiaries; our payment obligations pursuant to a tax receivable agreement, which in certain cases may exceed the tax benefits we realize or be accelerated; provisions of Delaware law and our governing documents and other agreements that could limit the ability of stockholders to take certain actions or delay or discourage takeover attempts that stockholders may consider favorable; our exclusive forum provisions in our governing documents; the influence of certain significant stockholders and members of Utz Brands Holdings, LLC, whose interests may differ from those of our other stockholders; and the effects of our private placement warrants on the market price of our Class A Common Stock and our net income; and other risks and uncertainties set forth in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 29, 2024 and in other reports we file with the U.S. Securities and Exchange Commission from time to time. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company.

Disclaimer (cont.) 3 Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted SD&A, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted COGS, and Net Leverage Ratio, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations, earnings per share or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these historical non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. In addition, quantitative reconciliations are not available for the forward-looking GAAP financial measures used in this presentation without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Net Organic Sales, Adjusted EBITDA, Adjusted Earnings Per Share, and Net Leverage Ratio, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

Business Overview Howard Friedman Chief Executive Officer 4

2Q'25 Volume-Led Growth, Strategic Capital Deployment, Updating Guidance

- **2Q'25 Net Sales growth of 2.9% led by Branded Salty Snacks growth of 5.4%**[1]
- Dollar and Volume share gains in Salty Snacks Category[2], posting our 8th consecutive quarter of volume share growth, significant outperformance versus category
- Productivity cost savings fueling Adj. Gross Profit Margin expansion
- Adj. EBITDA down slightly year-over-year as we reinvested into capabilities and expanding distribution to support long term growth with productivity more second-half weighted
- Announcing the next phase of our manufacturing network optimization
- Updating FY25 guidance to reflect stronger top-line trends; tightening Adj. EBITDA; lowering Adj. EPS to account for higher interest and depreciation & amortization linked to accelerated capex

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Branded Salty Snack sales as defined in 2Q'25 earnings press release dated July 31, 2025; excludes Independent Operator ("IO") unreported sales.
(2) Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/2025 compared to the 13-weeks ended 6/30/24 period in the prior year on a pro forma basis.

5

Supply chain transformation driving productivity and enabling growth

Closing Grand Rapids reduces manufacturing footprint from 8 primary plants today to 7 [(1)]



Algona, WA
Grand Rapids, MI
Wilkes-Barre, PA
Hanover, PA(1)
Goodyear, AZ
Kings Mountain, NC

Key

- ● Active Plant
- ★ HQ & 3 Primary Manufacturing Facilities[(1)]

Network benefits

Plan to allocate more volume to remaining facilities, driving fixed cost leverage and network savings

Continued planned investments in automation to support growth at remaining plants

Savings & Timing

Anticipate completion by Q1 2026

Part of 2025 ~6% productivity savings target; will contribute to 2026 productivity

(1) Excludes Plant 1 in Hanover, PA given limited production.

6

2Q’25 – Sales Momentum and Investment in Growth 7 Adj. EBITDA (in millions) 2Q’23 2Q’24 2Q’25 $45.2 $49.7 $48.7 Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. (1) Not adjusted for acquisitions, divestitures or IO transitions (2) Compound annual growth rates referenced are on a two-year basis Adj. EPS $0.13 $0.19 $0.17 2Q’23 2Q’24 2Q’25 Organic Net Sales (in millions) 2Q’23 2Q’24 2Q’25 $351.1 $366.7$356.2 +15% CAGR+4% CAGR+2.2% CAGR (1) (1)-2.0% +2.9% -10.5%

Sales Momentum Powered by Strong Dollar and Volume Gains in Branded Salty

- **Total Net Sales growth of +2.9%** led by strong volume/mix growth of +3.9%
- **Branded Salty Snacks Net Sales growth of +5.4%** led by Boulder Canyon®
- **Non-Branded & Non-Salty Net Sales declines** due to Partner Brands and Dips & Salsa



Net Sales Growth Drivers
(2Q'25 % YoY Change)
Total Company
3.9%
-1.0%
2.9%
Branded Salty Snacks
(88% of Net Sales)
6.9%
-1.5%
5.4%
Non-Branded & Non-Salty Snacks
(12% of Net Sales)
-13.4%
1.6%
-11.8%
Volume/Mix
Price
Total

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snacks is defined as Power Four Brands and Other Brands. Power Four Brands consist of the Utz® brand, On The Border®, Zapp's®, and Boulder Canyon®. Other Brands include Golden Flake®, TORTIYAHS!®, Hawaiian®, Bachman®, Tim's Cascade®, Dirty Potato Chips®, TGI Fridays® and Vitner's®.

8

Accelerating Growth of Branded Salty Snacks


Branded Salty Snacks
Quarterly Net Sales Growth
(%YoY Change)
4.7%
3.3%
3.8%
2.9%
4.9%
5.4%
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25


2Q'25
Non-Branded, Non-Salty Snacks
12%
88%
Branded Salty Snacks

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snacks is defined as Power Four Brands and Other Brands. Power Four Brands consist of the Utz® brand, On The Border®, Zapp's®, and Boulder Canyon®. Other Brands include Golden Flake®, TORTIYAHS!®, Hawaiian®, Bachman®, Tim's Cascade®, Dirty Potato Chips®, TGI Fridays® and Vitner's®.

9

Eight Consecutive Quarters of Volume Growth in Salty Snacks Category, Driven by Power Four Brands 10 3Q’23 4Q’23 1Q’24 2Q’24 3Q’24 4Q’24 1Q’25 2Q’25 0.5% 4.4% 4.9% 4.7% 5.7% 4.5% 3.8% 1.6% 1.0% -0.6% 2.1% 0.8% 5.7% 0.0% 4.3% 3.3% %YoY Retail Volume Growth %YoY Retail Dollar Growth 3rd largest company in Salty Snacking today, with 5.7% Volume Share and 4.3% Dollar Share Source: Retail sales are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/2025; % YoY growth compared to the 13-weeks ended 6/30/24 period in the prior year on a pro forma basis. Utz Retail Sales breakdown is Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/2025.

Our Power Four Brands Continue to Gain Share in 2Q'25

- **Dollar and volume share gains for total Company** and **Power Four Brands**, led by Boulder Canyon®
- **Growth led by Expansion Geographies** driven by both distribution gains and higher velocities
- **Retail price per pound declined** primarily due to channel and product mix


2Q'25 MULO+ w/Convenience YoY Growth
Retail Volume (lbs.)
-1.5%
4.3%
6.3%
Retail Sales $
-1.5%
3.3%
5.7%
Retail Price/lb.
0.0%
-1.0%
-0.5%
Total Salty Category
Total Company
Power Four Brands

Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/25; % YoY growth compared to the 13-weeks ended 6/30/2024 period in the prior year on a pro forma basis.
(1) Measured using MULO+ w/Convenience and Company 2Q'25 internal Net Sales data.

11

Volume and Dollar Share Gains in our Core Geographies

- **Core dollar and volume share gains** for total Company and Power Four Brands supported by increased marketing, promotional activities and active portfolio assortment management
- **Promotional Optimization** to maintain price gaps primarily in potato chips
- **Convenience store channel trends** improving


2Q'25 Core Geographies YoY Retail Growth
Retail Volume (lbs.)
-1.8%
0.4%
2.0%
Retail Sales $
-1.8%
-1.6%
-0.1%
Total Salty Category
Total Company
Power Four Brands

Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/2025; % YoY growth compared to the 13-weeks ended 6/30/2024 period in the prior year on a pro forma basis.

12

Continued Growth Acceleration in Expansion Geographies

- **Eighth consecutive quarter of both dollar and volume share gains**
- **Gained dollar and volume share** for total Company and Power Four Brands
- Growth driven by **distribution gains and higher velocities**
- **Strong dollar growth** across Utz®, Boulder Canyon® and Golden Flake® Pork Rinds



2Q'25 Expansion Geographies YoY Retail Growth
Retail Volume (lbs.)
-1.3%
9.0%
11.7%
Retail Sales $
-1.3%
10.1%
14.6%
Total Salty Category
Total Company
Power Four Brands

Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/2025; % YoY growth compared to the 13-weeks ended 6/30/2024 period in the prior year on a pro forma basis.

13

Significant Geographic White Space Opportunity Remains

Utz Core and Expansion Geographies



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI

Core	**20** States(3)	**55%** of Retail Sales(2)	**+0.8%** 2-year CAGR(1)	**6.6%** Avg. market share(2)
Expansion	**30** States	**45%** of Retail Sales(2)	**+6.7%** 2-year CAGR(1)	**3.0%** Avg. market share(2)

Executing a proven playbook

- Offering customers Direct to Warehouse delivery and/or Direct Store Delivery through our hybrid distribution model
- More than 5,000 planned placements on racks, spinners and end caps through YE 2025 in all channels, supporting in-store visibility and inventory turns
- Continuing to grow share in all expansion markets (e.g., Florida, Illinois, Michigan)

Source: Retail sales are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/25.
(1) Circana Total US MULO+ w/convenience Retail Volumes, custom Utz Brands hierarchy, 13-weeks ended 6/29/25.
(2) Circana Total US MULO+ w/convenience Retail Sales, custom Utz Brands hierarchy, 13-weeks ended 6/29/25.
(3) Core markets include 20 states and the District of Columbia, which is reported in Maryland.

14

Share Gains in Potato Chips, Cheese Snacks, and Pork

2Q'25 Sub-Category Retail Sales YoY Growth



Total Sub-Category
Utz Brands
Potato Chips
-3.0%
8.2%
Tortilla Chips
-1.8%
-4.4%
Pretzels
3.8%
-1.8%
Cheese Snacks
0.5%
15.2%
Pork Rinds
2.6%
10.9%

	Potato Chips	Tortilla Chips	Pretzels	Cheese Snacks	Pork Rinds
% of UBI Retail Sales	**44%**	**19%**	**11%**	**9%**	**4%**
	Boulder Canyon® growth in Club, Food and Natural outperforming the category	Lapping of prior year merchandising events in select customers and regions	Utz® branded pretzel growth in-line with category, offset by declines in other brands	Distribution and velocity growth across Core and Expansion markets	Increased velocities across all main channels: Food, Mass and C-Stores

Source: Retail sales are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/2025; % YoY growth compared to the 13-weeks ended 6/30/24 period in the prior year on a pro forma basis. Utz Retail Sales breakdown is Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 6/29/2025.

15

Investment in New Product Innovation across Channels


BOULDER CANYON
AVOCADO OIL
BOULDER CANYON
AVOCADO OIL
BOULDER CANYON
AVOCADO OIL
CLASSIC SEA SALT

Small Format *Expansion*

- **2oz single-serve** offering unlocks impulse buying and **incremental channel placement**
- Aligned with consumer desire for better-for-you snacks in smaller formats utz
Ripples
Fried Dill Pickle

Large Format *Limited Edition*

- 15oz Utz Fried Dill Pickle flavored LTO for Club
- Expands reach of successful grocery/mass item in **#1 Growing Flavor in the Potato Chip Category – Dill**[1]


Zapp's
POTATO CHIPS
HOT PEPPER

Food Service *Partnership*

- Foodservice collaboration
- Potbelly's signature hot peppers with Zapp's boldly flavored chips

(1) Circana Total US Multi Outlet+ Conv 52 weeks ending 6/29/25.

16

Marketing Investment is Driving National Awareness 17 Utz Limited Edition Lemonade Chips are sparking national conversation Strategic marketing investments driving national media coverage

Increasing Household Penetration and Adding Buyers at Strong Repeat Rates 18 Utz Household Penetration Utz Buyers (millions) Total Utz Buyer Repeat Rate Source: Circana Scan Panel Total U.S. All Outlets 52-weeks data through 6/15/2025 compared to the 52-weeks ended 6/16/24 in the prior year period. Note: Amounts may not sum due to rounding. 35 40 45 50 55 2024 2025 47.8% 50.0% 60 62 64 66 68 70 2024 2025 69.8% 69.6% 61.9 65.3 45 50 55 60 65 70 2024 2025 Total Company Salty Snack Category +220bps +20bps +3.4M +1.0M -20bps +13bps +143bps +11bps +2.2M +0.9M +54bps +3bps Latest 52-weeks

Financial Review Bill Kelley Chief Financial Officer 19

2Q’25 Financial Results Summary o Organic Net Sales +2.9 % o +3.9% volume/mix and (1.0%) price o Branded Salty Snacks Net Sales +5.4% o Adj. Gross Profit Margin expansion of +220bps o Benefits from productivity programs net of inflation o Adj. SD&A Expense increase of +15.1% o Increased marketing, selling, and distribution costs to support growth o Adj. EBITDA decreased 2.0% to $48.7M o Adj. EBITDA Margin decreased by 70bps o Margin decrease driven by planned investments o Adj. EPS decrease of 10.5% to $0.17 o Higher interest and depreciation & amortization linked to accelerated capex driving lower Adj. EPS 2Q’25 2Q’24 YoY Change In $ millions, except per share amounts 13-weeks ended June 29, 2025 13-weeks Ended June 30, 2024 Net Sales 366.7 356.2 +2.9% Organic Net Sales 366.7 356.2 +2.9% Adj. Gross Profit 146.1 134.0 +9.0% % of Net Sales 39.8% 37.6% +220 bps Adj. SD&A Expense 97.3 84.5 15.1% % of Net Sales 26.5% 23.7% 280bps Adj. EBITDA 48.7 49.7 (2.0%) % of Net Sales 13.3% 14.0% (70 bps) Adj. Net Income 23.6 27.5 (14.2%) Adj. EPS $0.17 $0.19 (10.5%) 20 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. Note: Amounts may not sum due to rounding.

2Q'25 Net Sales Bridge

- **Volume/Mix growth of 3.9%; 3.1% excl. bonus packs in April**
  - Branded Salty Snacks volume/mix growth of +6.9%, led by Power Four Brands
  - Non-Branded & Non-Salty Snacks volume/mix decline of 13.4% primarily due to Partner Brands and Dips & Salsas
- **Pricing impact of (1.0%); (0.2%) excl. bonus packs in April**
  - Focused trade promotions address consumer value needs in a rational competitive environment
- **No impact from bonus packs on 2Q'25 Net Sales growth as volume/mix gains offset by net price**

2Q'25 Net Sales YoY Growth Decomposition



3.9% Total Vol / Mix
(1.0%) Total Net Price
3.1%
0.8%
(0.8%)
(0.2%)
2.9%
No Impact on Net Sales Growth from Bonus Pack
Vol / Mix (excl. Bonus Pack)
Vol / Mix
Net Price
Impact of Bonus Pack
Other Net Price
2Q '25 Total Net Sales Growth

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

21

13.3% 2Q’25 Adjusted EBITDA Margin Change Decomposition 2Q’25 Adj. EBITDA Margin Bridge 22 o Continued Productivity savings across manufacturing/logistics and procurement o Pricing investments to support expansion and targeted promotions o Increased Marketing spend to support continued Branded Salty Snacks volume growth o Higher SD&A Expense primarily to support capabilities and distribution growth in Expansion geographies Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. Note: Amounts may not sum due to rounding. (1) Represents savings realized during 2Q’25 as a % of prior year Net Sales. (2) Including investments in expansion and yoy inflation 14.0% 2Q’24 0% Volume Mix (0.9)% Price 3.7% Productivity Savings (0.7%) Marketing Expense (2.1)% Selling & Admin Expense 2Q’25 (1) (0.7)% Supply Chain Costs (2)

Cash Flow and Balance Sheet Highlights

- **Cash flow** reflects pacing of net working capital & capital investments
- **Capital investments** to support manufacturing plant automation and Kings Mountain build-out
  - ~2/3 of expected full-year capex deployed in first half
- **Ample liquidity** of ~$171M on June 29, 2025(5)
- **Net Leverage Ratio** higher y/y due to phasing of capex, working capital investments

Cash Flow Highlights *26-Weeks Ended June 29, 2025*

Net Cash Used in Operations	**$3.9M**
Capital Expenditures	**$65.7M**
Dividends and Distributions Paid(1)	**$20.1M**

Balance Sheet Highlights *As of June 29, 2025*

Cash and Cash Equivalents	**$54.6M**
Gross Debt(2)	**$880.9M**
Net Debt(3)	**$826.3M**
Net Leverage Ratio(4)	**4.1x**

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Includes $8.5M of distributions to non-controlling interest holders, special excess cash dividends of $0.9M and $0.3M of dividend equivalents on employee equity awards.
(2) Includes Term Loan B, ABL Facility, Equipment Loans, and Finance Leases. Excludes amounts related to guarantees on IO loans which are collateralized by routes. The Company has the ability to recover substantially all of the outstanding IO loan value in the event of a default scenario, which historically has been uncommon.
(3) Reflects Gross Debt less Cash.
(4) Net Leverage Ratio is a Non-GAAP financial measure and is Net Debt divided by last 52-weeks Normalized Adjusted EBITDA.
(5) Includes cash on hand of $54.6 million and $116.3 million available under the Company's revolving credit facility.

23

Automation o Hanover, Pennsylvania o Central palletizing o Cheeseball automation o Operating since April '25 Insourcing Warehousing o Birmingham, Alabama o Insourced from third party that was operating since 2020 o Transitioned in 2Q'25 Continued Investments in Supply Chain Across Manufacturing, Packaging and Distribution to Support Growth and Drive Productivity 24 New Potato Chip Line o Hanover, Pennsylvania o 20% incremental site capacity o Fully operational since Jun '25

Continue to Deliver Strong Productivity Savings with Accelerating Trends 25 Productivity Savings (1) Represents cost savings realized during each 52-week or 53-week fiscal year as a percentage of prior fiscal year Adjusted COGS. Refer to reconciliations for Adjusted COGS in the appendix. (2) Pro Forma for acquisitions. (3) 2020 represents the 53-week period ended 1/3/21, consisting of the Predecessor period from 12/30/19 through 8/28/20 and the Successor period from 8/29/20 through 1/3/21; 2021 represents the 52-week period ended 1/2/22 for the Successor; and 2022 represents the 52-week period ended 1/1/23 for the Successor. 2020 2021 2022 2023 2024 2025E 1% 2% 3% 4% 6% ~6% (1)(2)(3)

Updating Full Year 2025 Outlook

FY'25 Expected Growth vs. FY'24 Actual Results	New	Previous	Key Assumptions
Organic Net Sales	**+2.5% or better**	**Low-single digits**	Continued Branded Salty Snacks growth, particularly the Power Four Brands, reflecting first half outperformance versus initial guidance
Adj. EBITDA	**+7% to +10%**	**+6% to +10%**	Strong Adj. Gross Profit Margin expansion fueled by productivity savings and better volumes. Adj. EBITDA second half weighted due to normal seasonality, timing of investments and productivity savings
Adj. EPS	**+7% to +10%**	**+10% to +15%**	Adj. EPS growth in-line with Adj. EBITDA growth, reflecting higher interest expense and depreciation & amortization linked to accelerated capex

Additional Outlook Assumptions:

Effective Normalized Tax Rate[1]	**Unchanged**	**17% to 19%**	Consistent with 2024
Net Interest Expense	**~$46m**	**$43m**	Long-term debt blended rate of ~5%. Higher due to timing of cash flow
Capital Expenditures	**~$100m**	**~$90m-$100m**	Majority focused on building increased manufacturing network capacity and delivering productivity savings. Timing first half weighted and accelerated due to further supply chain optimization
Net Leverage Ratio	**Unchanged**	**Approaching 3x at YE'25**	Adj. EBITDA growth and modest scheduled debt repayment

Note: Quantitative reconciliations are not available for the forward-looking non-GAAP financial measures used herein without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Organic Net Sales, Adjusted EBITDA, Net Leverage Ratio, normalized GAAP basis tax expense, excluding one-time items, and Adjusted Earnings Per Share, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

26

Appendix 27

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 28

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 29

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 30

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 31

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 32 (1) Interest Income (IO loans) refers to interest income that we earn from IO notes receivable that has resulted from our initiatives to transition from RSP distribution to IO distribution ("Business Transformation Initiatives"). There is a notes payable recorded that mirrors most of the IO notes receivable, and the interest expense associated with the notes payable is part of the Interest Expense, Net adjustment. (2) Certain Non-Cash Adjustments are comprised primarily of the following: Incentive programs – The Company incurred $2.7 million and $4.5 million of share-based compensation expense for awards to employees and directors, and compensation expense associated with the Omnibus Equity Incentive Plan (the "OEIP") for the thirteen weeks ended June 29, 2025 and June 30, 2024, respectively. The Company incurred $6.2 million and $8.4 million of share-based compensation expense for awards to employees and directors, and compensation expense associated with the OEIP for the twenty-six weeks ended June 29, 2025 and June 30, 2024, respectively. Loss on impairment - The Company recorded an impairment charge of $.0.6 million during the thirteen weeks ended June 29, 2025. Purchase commitments and other adjustments – We have purchase commitments for specific quantities at fixed prices for certain of our products’ key ingredients. To facilitate comparisons of our underlying operating results, this adjustment was made to remove the volatility of purchase commitment related unrealized gains and losses. The adjustment related to purchase commitments and other adjustments, including cloud computing amortization, was expense of $2.1 million and $0.4 million for the thirteen weeks ended June 29, 2025 and June 30, 2024, respectively. The adjustment related to purchase commitments and other adjustments, including cloud computing amortization, was expense of $4.3 million and $0.5 million for the twenty-six weeks ended June 29, 2025 and June 30, 2024, respectively. (3) Acquisitions, Divestitures and Investments – This is comprised of consulting, transaction services, and legal fees incurred for acquisitions and certain potential acquisitions, in addition to expenses associated with integrating recent acquisitions. Such expenses were $8.6 million and $1.1 million for the thirteen weeks ended June 29, 2025 and June 30, 2024, respectively; and $16.0 million and $6.7 million for the twenty-six weeks ended June 29, 2025 and June 30, 2024, respectively. Also included in the thirteen weeks ended June 29, 2025 was expense of $1.0 million related to the change in the liability association with a Tax Receivable Agreement. Also included for the twenty-six weeks ended June 30, 2024 was a gain of $44.0 million related to the Good Health and R.W. Garcia Sale. (4) Business Transformation Initiatives – This adjustment is related to consultancy, professional and legal fees incurred for specific initiatives and structural changes to the business that do not reflect the cost of normal business operations. In addition, gains and losses realized from the sale of distribution rights to IOs and the subsequent disposal of trucks, severance costs associated with the elimination of RSP positions, and enterprise resource planning system transition costs fall into this category. The Company incurred such costs of $7.1 million and $4.5 million for the thirteen weeks ended June 29, 2025 and June 30, 2024, respectively; and $14.5 million and $10.3 million for the twenty-six weeks ended June 29, 2025 and June 30, 2024, respectively. (5) Financing-Related Costs – These costs include adjustments for various items related to raising debt and equity capital or debt extinguishment costs. (6) Gains and Losses on Remeasurement of Warrant Liabilities - These liabilities are not expected to be settled in cash, and when exercised would result in a cash inflow to the Company with the warrants converting to Class A Common Stock with the liability being extinguished and the fair value of the warrants at the time of exercise being recorded as an increase to equity.

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 33See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Appendix Additional Reconciliations as Previously Disclosed 34

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 35

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 36

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 37

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 38

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 39

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 40